EXHIBIT NO. 10.1

AMENDMENT NO. 1

This AMENDMENT NO. 1 (this “Amendment No. 1”), by and between Micro Component Technology, Inc., a Minnesota corporation (the “Company”) and Laurus Master Fund, Ltd., a Cayman Islands company (“Laurus”), dated as of January 28, 2005, to SECURED CONVERTIBLE TERM NOTE, SECURED CONVERTIBLE MINIMUM BORROWING NOTE, SECURED REVOLVING NOTE, REGISTRATION RIGHTS AGREEMENT and MINIMUM BORROWING NOTE REGISTRATION RIGHTS AGREEMENT, in each case referred to below.

Reference is made to (i) that certain Secured Convertible Term Note, dated March 9, 2004, made by the Company to Laurus (as amended, modified or supplemented from time to time, the “Term Note”), (ii) that certain Secured Convertible Minimum Borrowing Note, dated March 9, 2004, made by the Company in favor of Laurus (as amended, modified or supplemented from time to time, the “Minimum Borrowing Note”), (iii) that certain Secured Revolving Note, dated March 9, 2004, made by the Company in favor of Laurus (as amended, modified or supplemented from time to time, the “Revolving Note”), (iv) that certain  Registration Rights Agreement, dated as of March 9, 2004, by and between the Company and Laurus, relating to the Term Note (as amended, modified or supplemented from time to time, the “Term Note Registration Rights Agreement”) and (v) that certain  Minimum Borrowing Note Registration Rights Agreement, dated as of March 9, 2004, by and between the Company and Laurus (as amended, modified or supplemented from time to time, the “Minimum Borrowing Note Registration Rights Agreement” and, together with the Term Note, the Minimum Borrowing Note, the Revolving Note and the Term Note Registration Rights Agreement, the “Documents”) Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Term Note Registration Rights Agreement or the Minimum Borrowing Note Registration Rights Agreement, as applicable.

WHEREAS, the Company and Laurus have agreed to make certain changes to the Documents and, in connection therewith, the Company has agreed to issue an additional common stock purchase warrant to Laurus to purchase up to 150,000 shares of the Common Stock of the Company (as amended, modified or supplemented from time to time, the “New Warrant”);

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                           The definition of “Fixed Conversion Price” set forth in the Term Note is hereby amended to mean $0.56.

2.                           The definition of “Maturity Date” set forth in the Term Note is hereby amended to mean “March 10, 2008”.

3.                           Laurus and the Company hereby agree that the Company shall not be required to pay the principal portion of any Monthly Amount due on the first business day of any calendar month beginning on February 2005 to and including January 2006 on such dates.

4.                           The definition of “Fixed Conversion Price” set forth in each of the Minimum Borrowing Note and the Revolving Note is hereby amended to mean, in each case, $0.60.

5.                           Laurus and the Company hereby agree that the definitions of “Effectiveness Date”, “Filing Date”, “Registrable Securities” and “Warrants” set forth in the Minimum Borrowing Note Registration Rights Agreement shall be deleted in their entirety and the following new definitions shall be inserted in lieu thereof:

“Effectiveness Date” means (i) with respect to the initial Registration Statement required to be filed hereunder, the 90th day following the date hereof and (ii) with respect to each additional Registration Statement required to be filed hereunder, a date no later than thirty (30) days following the applicable Filing Date.

“Filing Date” means, with respect to (i) the initial Registration Statement required to be filed hereunder, a date no later than thirty (30) days following the funding date of the initial Loan under the Security Agreement, (ii) with respect to each $750,000 tranche of Loans evidenced by a Minimum Borrowing Note funded after the date hereof, the date which is thirty (30) days after such funding of such additional $750,000 of Loans evidenced by a Minimum Borrowing Note, (iii) with respect to shares of Common Stock issuable to the Purchaser as a result of adjustments to the Fixed Conversion Price or Exercise Price, as applicable, made pursuant to Section 2.5 of the Revolving Note, Section 3.5 of the Minimum Borrowing Notes, or Section 4 of the Warrant or otherwise, thirty (30) days after the occurrence such event or the date of the adjustment of the Fixed Conversion Price or Exercise Price (provided that, with respect to the adjustment to the Fixed Conversion Price that occurred in January 2005, the Filing Date shall be April 30, 2005) and (iv) with respect to any Warrant issued after the date hereof, the date which is thirty (30) days after the issuance of such Warrant (provided that, with respect to the Warrant that was issued by the Company to the Purchaser in January 2005, the Filing Date shall be April 30, 2005).

“Registrable Securities” means the shares of Common Stock issuable upon the conversion of each Note and the exercise of the Warrants.

“Warrants” means, the Common Stock purchase warrants issued pursuant to the Security Agreement (including, without limitation, any Common Stock purchase warrants issued after March 9, 2004 in connection with any amendment, modification or supplementation to any Note, the Security Agreement or any agreement related thereto).

6.                           Laurus and the Company hereby agree that the definitions of “Effectiveness Date” and “Filing Date” set forth in the Term Note Registration Rights Agreement shall be deleted in their entirety and the following new definitions shall be inserted in lieu thereof:

“Effectiveness Date” means (i) with respect to the initial Registration Statement required to be filed hereunder, the 90th day following the date hereof and (ii) with respect to each additional Registration Statement required to be filed hereunder, a date no later than thirty (30) days following the applicable Filing Date.

“Filing Date” means, with respect to (i) the initial Registration Statement required to be filed hereunder, a date no later than thirty (30) days following the date upon which the principal amount of the Term Note issued to the Company in original principal amount of $2,000,000 has been funded to the Company  and (iii) with respect to shares of Common Stock issuable to the Holder as a result of adjustments to the Fixed Conversion Price made pursuant to Section 3.4 of the Secured Convertible Term Note, thirty (30) days after the occurrence such event or the date of the adjustment of the Fixed Conversion Price (provided that, with respect to the adjustment to the Fixed Conversion Price that occurred in January 2005, the Filing Date shall be April 30, 2005).

7.                           This Amendment No. 1 shall be effective as of the date hereof following (i) the execution of same by each of the Company and Laurus and (ii) the issuance by the Company to Laurus of the New Warrant.

8.                           There are no other amendments to the Documents, and all of the other forms, terms and provisions of the Documents remain in full force and effect.

9.                           The Company hereby represents and warrants to Laurus that, except as set forth on Schedule 9 to this Amendment No. 1, as of the date hereof all representation, warranties and covenants made by Company in connection with the Documents are true correct and complete and all of Company’s covenant requirements have been met.

10.                     This Amendment No. 1 shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns.  THIS AMENDMENT NO. 1 SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  This Amendment No. 1 may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

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IN WITNESS WHEREOF, each of the Company and Laurus has caused this Amendment No. 1 signed in its name effective as of this 28th day of January 2005.

MICRO COMPONENT TECHNOLOGY, INC.

By:	/s/ Thomas P. Maun
Name:
Title: VP of Finance / Operations / CFO

LAURUS MASTER FUND, LTD.

By:	/s/ Eugene Grim
Name:
Title: Director